SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 9, 2015

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                        Other Events

Dynegy Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to the Midwest Generation Business (as defined below), EquiPower Resources Corp. and Brayton Point Holdings, LLC and the  Company’s related recently completed acquisitions.

As previously disclosed in its Current Report on Form 8-K filed on August 26, 2014 (the “2014 Acquisition 8-K”), on August 21, 2014, the Company, through its wholly-owned subsidiary Dynegy Resources I, LLC (“DRI”), entered into a Purchase and Sale Agreement ( the “Duke Energy Acquisition”) with Duke Energy SAM, LLC (“Duke Energy SAM”) and Duke Energy Commercial Enterprises, Inc. (“Duke Energy CE” and together with Duke Energy SAM, “Duke Energy”) pursuant to which DRI agreed to purchase from Duke Energy 100% of the membership interests in certain subsidiaries of Duke Energy, thereby acquiring: (i) five natural gas-fired power facilities located in Ohio, Pennsylvania and Illinois, (ii) one oil-fired powered facility located in Ohio, (iii) partial interests in five coal-fired powered facilities located in Ohio and (iv) a retail energy business (the “Midwest Generation Business”).

As also previously disclosed in the 2014 Acquisition 8-K, on August 21, 2014, the Company, through its wholly-owned subsidiary, Dynegy Resources II, LLC (the “EquiPower Purchaser”), entered into a Stock Purchase Agreement, as amended, with Energy Capital Partners II, LP (“ECP II”), Energy Capital Partners II-A, LP (“ECP II-A”), Energy Capital Partners II-B, LP (“ECP II-B”), Energy Capital Partners II-C (Direct IP), LP (“ECP II-C”), Energy Capital Partners II-D, LP (“ECP II-D”), and Energy Capital Partners II (EquiPower Co-Invest), LP (“ECP Coinvest” and, collectively with ECP II, ECP II-A, ECP II-B, ECP II-C and ECP II-D, the “EquiPower Sellers”), EquiPower Resources Corp. (“EquiPower”) and certain other parties thereto for limited purposes, pursuant to which the EquiPower Purchaser agreed to purchase 100% of the equity interests in EquiPower, thereby acquiring: (i) five combined cycle natural gas-fired facilities in Connecticut, Massachusetts and Pennsylvania, (ii) a partial interest in one natural gas-fired peaking facility in Illinois, (iii) two gas and oil-fired peaking facilities in Ohio and (iv) one coal-fired facility in Illinois (the “EquiPower Acquisition”).

In a related transaction, as previously disclosed in the 2014 Acquisition 8-K, also on August 21, 2014, the Company, through its wholly-owned subsidiary, Dynegy Resource III, LLC (the “Brayton Purchaser” and together with the EquiPower Purchaser, the “ECP Purchasers”), and Dynegy Resources III-A, LLC entered into a Stock Purchase Agreement and Agreement and Plan of Merger with Energy Capital Partners GP II, LP (“ECP GP”), ECP II, ECP II-A, ECP II-B, ECP II-D, Energy Capital Partners II-C (Cayman), L.P. (“ECP II-C (Cayman)” and, collectively with ECP GP, ECP II, ECP II-A, ECP II-B and ECP II-D, the “Brayton Sellers” and together with the EquiPower Sellers, the “ECP Sellers”), Brayton Point Holdings, LLC (“Brayton”) and certain other parties thereto for limited purposes, to acquire 100% of the equity interests in Brayton (the “Brayton Acquisition” and, together with the “Duke Energy Acquisition” and the “EquiPower Acquisition,” the “Acquisitions”).

As previously disclosed on the Company’s Current Reports on Form 8-K filed April 7, 2015 (the “ECP Closing 8-K) and April 8, 2015 (the “Duke Closing 8-K”), respectively, the Company consummated the Acquisitions on April 1, 2015, with respect to the EquiPower Acquisition and the Brayton Acquisition, and April 2, 2015, with respect to the Duke Energy Acquisition.

The purpose of this Current Report on Form 8-K, among other things, is to file the financial information related to the Acquisitions set forth in Item 9.01 below so that such financial information is incorporated by reference into the Company’s registration statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Included in this filing as Exhibit 99.1 are the combined audited financial statements of the Midwest Generation Business of Duke Energy Corporation and subsidiaries for the periods described in Item 9.01(a) below and the notes related thereto.

Included in this filing as Exhibit 99.2 are the combined audited financial statements of EquiPower and Brayton for the periods described in Item 9.01(a) below and the notes related thereto.

Included in this filing as Exhibit 99.3 is the pro forma financial information described in Item 9.01(b) below giving effect to the Acquisitions.

Item 9.01                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

Combined audited financial statements of the Midwest Generation Business of Duke Energy Corporation and its subsidiaries comprised of the combined balance sheets as of December 31, 2014 and 2013, the related combined statements of operations, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2014 and the related notes to the combined financial statements, attached as Exhibit 99.1 hereto.

Combined audited financial statements of EquiPower and its subsidiaries and Brayton and its subsidiary comprised of the combined balance sheets as of December 31, 2014, 2013 and 2012, the related combined statements of operations, stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2014 and the related notes to the combined financial statements, attached as Exhibit 99.2 hereto.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2014, giving effect to the Acquisitions, attached as Exhibit 99.3 hereto.

(c)                                  Shell Company Transactions

Not applicable.

(d)                                 Exhibits:

Exhibit No.	Document
23.1	Consent of Deloitte & Touche LLP, relating to the combined financial statements of the Midwest Generation Business of Duke Energy Corporation and its subsidiaries.

23.2	Consent of Deloitte & Touche LLP, relating to the combined financial statements of EquiPower Resources Corp. and subsidiaries and Brayton Point Holdings, LLC and subsidiary.

99.1

Combined audited financial statements of the Midwest Generation Business of Duke Energy Corporation and its subsidiaries as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, the notes related thereto and the Independent Auditors’ Report.

99.2

Combined audited financial statements of EquiPower Resources Corp. and subsidiaries and Brayton Point Holdings, LLC and subsidiary as of December 31, 2014, 2013 and 2012 and for each of the three years in the period ended December 31, 2014, the notes related thereto and the Independent Auditors’ Report.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2015	DYNEGY INC.
(Registrant)
	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of Deloitte & Touche LLP, relating to the combined financial statements of the Midwest Generation Business of Duke Energy Corporation and its subsidiaries.

23.2	Consent of Deloitte & Touche LLP, relating to the combined financial statements of EquiPower Resources Corp. and subsidiaries and Brayton Point Holdings, LLC and subsidiary.

99.1

Combined audited financial statements of the Midwest Generation Business of Duke Energy Corporation and its subsidiaries as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, the notes related thereto and the Independent Auditors’ Report.

99.2

Combined audited financial statements of EquiPower Resources Corp. and subsidiaries and Brayton Point Holdings, LLC and subsidiary as of December 31, 2014, 2013 and 2012 and for each of the three years in the period ended December 31, 2014, the notes related thereto and the Independent Auditors’ Report.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.